Exhibit 99.1

INVESTOR PRESENTATION NOVEMBER 2013

Cautionary Note on Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, for example, statements regarding benefits of the proposed merger, integration plans, expected synergies and anticipated future financial and operating performance and results, including estimates for growth . There are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements made herein . A discussion of some of these risks and uncertainties is contained or referred to in the preliminary proxy statement filed with the SEC by Parametric Sound Corporation on November 4 , 2013 in the section entitled “Risk Factors” and elsewhere . Additional factors that could cause Parametric Sound Corporation’s results to differ materially from those described in the forward - looking statements can be found in its Annual Report on Form 10 - K for the fiscal year ended September 30 , 2012 , and Quarterly Reports on Form 10 - Q for the quarterly periods ended December 31 , 2012 , March 31 , 2013 and June 30 , 2013 , as such reports may have been amended, each filed with the SEC and available on the SEC’s website, www . sec . gov . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Neither Parametric Sound Corporation nor Voyetra Turtle Beach undertakes any obligation to publicly release any revision to its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law . 1

Additional Information This material is not a substitute for the preliminary proxy statement that Parametric Sound Corporation filed with the Securities and Exchange Commission on November 4 , 2013 , nor the definitive version of the proxy statement which will be mailed to security holders in connection with the proposed merger . WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Voyetra Turtle Beach, Parametric Sound Corporation and the proposed merger . Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC's website, www . sec . gov . Free copies of the proxy statement (when available) and other documents filed with the SEC also can be obtained by directing a request to Parametric, Attention : Investor Relations, telephone : (888) 477 - 2150 . The directors and executive officers of Parametric Sound Corporation and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information regarding Parametric Sound Corporation’s directors and executive officers is available in its preliminary proxy statement filed with the SEC by Parametric Sound Corporation on November 4 , 2013 . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained the proxy statement and other relevant materials to be filed with the SEC when they become available . 2

Presenters 3 Ken Potashner Juergen Stark John Hanson Executive Chairman of Parametric Sound Chief Executive Officer of Turtle Beach Chief Financial Officer of Turtle Beach

Agenda 4 Transaction Overview Ken Potashner

5 Parametric Sound Merger with Voyetra Turtle Beach ▪ Over 35 years of audio technology innovation and commercialization ▪ #1 gaming headset position ▪ 53% U.S. dollar market share ▪ Large, loyal installed consumer base ▪ Excellent retail relationships and distribution with 27,000 storefronts in 44 countries ▪ Economical and effective supply chain ▪ 2x net revenue increase from 2010 – 2012 ▪ 2012 net revenue of $207 million, EBITDA of $48 million 1 and net income of $26.5 million ▪ Pioneer in disruptive HyperSound ® audio technology ▪ Strong R&D focus ▪ Significant IP protection ▪ 24 U.S. and 2 foreign patents issued ▪ 31 U.S. patents pending and more filings in process ▪ Multiple corresponding foreign filings pending and in process ▪ Initial stages of product commercialization ▪ Diverse consumer, healthcare and commercial applications Turtle Beach Parametric Sound 1 See non - GAAP to GAAP reconciliation on slide 41

Transaction Summary 6 Company Name Consideration Approximate Pro Forma Ownership of Parametric Common Stock (Fully - diluted) Headquarters Required Approvals & Timing Parametric Sound Corporation (Nasdaq: PAMT) Shares of Parametric Sound common stock ▪ 80% by pre - merger Turtle Beach security holders (including optionees ) 1 ▪ 20% by pre - merger Parametric Sound security holders (including optionees ) 1 San Diego, California ▪ NASDAQ approval ▪ Parametric shareholder approval ▪ Timing of expected close: Late 2013 / Early 2014 (subject to clearing SEC comments) ▪ Consummation of a “Qualified Offering” under which Parametric Sound must raise $5 million or more of debt or equity capital satisfying certain conditions ▪ Other customary conditions 1 Subject to adjustment as provided in the merger agreement

# Parametric Sound Transaction Rationale

**Leading and Diversified Audio Technology Company with Attractive Global End-Market Opportunities**

**Develop**
- ✓ Ability to leverage Turtle Beach's vast expertise in audio technology
- ✓ Offers Parametric greater financial resources to fund existing / future product development

**Commercialize**
- ✓ Ability to commercialize HyperSound® products in various end markets:
  - ✓ Digital Signage/Commercial
  - ✓ Health Care
  - ✓ Gaming and PC Audio
  - ✓ Consumer Audio

**Distribute**
- ✓ Access to Turtle Beach's end-to-end supply chain
- ✓ Leverage deep, global retail relationships to distribute HyperSound® products

**Market**
- ✓ Leverage Turtle Beach's leading and established consumer audio brand to support adoption of HyperSound® products

**Stronger Financial Profile**
- ✓ Combined market cap of $545 million and enterprise value of $611 million[1]
- ✓ Combined 2012 net revenue of $207 million
- ✓ Combines attractive growth engine with stable, recurring revenue model generating significant free cash flow

[1] Market cap calculated using 38.2mm pro forma shares, PAMT closing price of $14.24 on 11/1/13; firm value using $77.3mm pro forma debt and $11.3mm pro forma cash

TURTLE BEACH PARAMETRIC SOUND CORPORATION

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Exceptional and Seasoned Executive Team Name Title Background Juergen Stark Chief Executive Officer, President ▪ Chief Executive Officer of Voyetra Turtle Beach since 2012 ▪ Over eight years in senior management positions with Motorola ▪ Former COO of Motorola’s mobile device business ▪ Former CEO and co - founder of Centerpost Corporation Ken Potashner Executive Chairman of Parametric Sound ▪ Appointed a Director of Parametric Sound in December 2011 and Executive Chairman in March 2012 ▪ Chairman of the Board at Newport Corporation ▪ 4 years as President, CEO and Chairman of SONICblue Inc. ▪ Chairman of Board at Maxwell Technologies from 1996 to 2003 John Hanson Chief Financial Officer, Treasurer & Secretary ▪ Most recently CFO at Dialogic, Inc., a telecommunications network appliance and software business ▪ 3 years as CFO for OneCommunications Corp ▪ Previous experience as CFO for Worldport Communications, Millenium Rail and Wace USA Elwood “Woody” Norris [Chief Scientist] ▪ The original inventor of HSS technology and warded the $500,000 Lemelson - MIT Prize for the HSS acoustics innovation ▪ Cofounded, conceived, financed and developed Parametric's business ▪ Retired in 2009 from LRAD Cororation Todd Savitt [Chief Sales and Marketing Officer] ▪ Joined Parametric Sound in July 2013 as Vice President of Sales and Marketing ▪ 15 years experience in sales, business development and marketing within the audio visual and digital signage marketplace 8 ▪ The Stripes Group is a private equity firm that makes investments in Internet, software, healthcare IT and branded consumer products businesses ▪ In 2010, The Stripes Group became the majority shareholder of Turtle Beach; in connection with this transaction, the founders of Turtle Beach will become minority shareholders of the combined company Overview of The Stripes Group (majority owner of heritage Turtle Beach) [Image TBU] Current Turtle Beach Management Juergen Stark Chief Executive Officer, President ▪ Chief Executive Officer of Voyetra Turtle Beach since 2012 ▪ Former COO of Motorola’s mobile device business ▪ Over eight years in senior management positions with Motorola ▪ Former CEO and co - founder of Centerpost Corporation John Hanson Chief Financial Officer, Treasurer & Secretary ▪ Former CFO at Dialogic, Inc., a mobile telecommunications network appliance and software business ▪ 3 years as CFO for OneCommunications Corp ▪ Previous experience as CFO for Worldport Communications, Millenium Rail and Wace USA Richard Kulavik Chief Technology Officer Dominick Pagnozzi SVP of Global Market Strategy & Development Bob Picunko Chief Marketing Officer Robert Andris SVP, Global Supply Chain & Operations Jim Adams SVP of Global Sales Jeff Goldstein Vice President of Product & Strategy Current Parametric Sound Management Ken Potashner Executive Chairman ▪ Appointed a Director of Parametric Sound in December 2011 and Executive Chairman in March 2012 ▪ Chairman of the Board at Newport Corporation ▪ 4 years as President, CEO and Chairman of SONICblue Inc. ▪ Chairman of Board at Maxwell Technologies from 1996 to 2003 Elwood “Woody” Norris Founder, Director, President & Chief Scientist ▪ Original inventor of HyperSound® technology and awarded the $500,000 Lemelson - MIT Prize for revolutionizing acoustics ▪ Has been inventing for more than 30 years with a record of successful inventions Jim Barnes Co - Founder, Chief Financial Officer, Treasurer & Secretary Todd Savitt Vice President of Sales & Marketing

Agenda 9 Turtle Beach Overview Juergen Stark

# Our Goal



~$200 million
in net revenue
$1 billion
in net revenue
Today
5 Year Goal

**Key drivers**

## Near Term

- ✓ Gaming headsets
  - Post-console transition pick up
  - Xbox One license
  - International penetration
  - Increase PC market share
- ✓ Media headsets
  - Favorable early reviews
  - Broaden category of users across devices
- ✓ HyperSound®
  - Ramp up commercial business (retail displays, kiosks, restaurants, etc.)
  - Develop & commercialize consumer & health care products

## Long Term

- ✓ Media headset category
  - Gaming
  - Movies and music
  - At home and mobile
  - Domestic and international
- ✓ HyperSound®
  - Consumer, commercial and health care applications
  - New, disruptive applications
- ✓ Develop and / or acquire additional complementary audio technologies / products

| Audio Technology | Innovation | Quality Products |
|---|---|---|

Turtle Beach | Parametric Sound Corporation

10

Turtle Beach is the Leading Audio Technology Focused Gaming Headset Brand 11 ▪ Over 35 years of audio technology innovation ▪ #1 gaming headset position with 53% U.S. dollar market share and large, loyal installed consumer base ▪ High quality products ▪ 65% brand rating among console gamers and 77% among 18 – 24 year olds who are familiar with Turtle Beach ▪ 27,000 storefronts in 44 countries ▪ Economical and effective supply chain ▪ 2x net revenue increase from 2010 – 2012 ▪ Strong profitability with 20% - 23% EBITDA margin from 2010 - 2012

Over 35 Years of Audio Technology Innovation Led to Creation of Category x Launch of Xbox 360 (2005) and PS3 (2006) x Growth in multiplayer gaming that requires chat capabilities and high quality audio x Emergence of high profile gaming franchises x Game developers spending heavily on sound design 12 Gaming Headsets Key Catalysts 2005 X - 51 First Gaming Headset 2005 HPA First Multi - Channel Headset 2007 X3 First Wireless Gaming Headset 2008 X4 First Dolby Surround Headset 2009 X31 + X41 First RF Wireless Headsets 2010 DSS Dolby Processor 2013 PX5 + XP500 First Wireless Programmable Headsets 2013 iSeries First purpose - built for Mac OS and iOS First DTS Surround Sound Headphones 1975 – 1984: Synthesizers 1985 – 2004: PC Audio 2005 – Today 2005 – Today 1985 – 2004: PC Audio 1975 – 1984: Synthesizers

Diverse Product Line 13 Consoles PC Mac/Mobile Device Core Enthusiast Casual Entry level Movies Music Gaming Headset Uses Customer Profiles Voice calls and chat Price Points: $29 to $399

Product Innovation and Quality 14 Audio Technology and Features Non - Audio Features x Sonic Lens & Dynamic Chat Boost x Programmable Digital Signal Processor (DSP) x Voice suite, including noise gate, chat boost, and variable mic monitor x The only wireless headsets on the market with Dual - band WiFi x Dual - pairing Bluetooth x Phone integration x Out - of - the - box versatility across devices x C harge & play batteries x Breakaway cables x Removable microphones x Premium finishes

# Widely Recognized Success

**Forbes** — SCORE: 10/10 "The Turtle Beach Ear Force XP510 has a superior, integrative design with sturdy components, a form factor with excellent comfort, great sound editing software with several sound customization options and wide cross-platform portability to console and mobile."

**Digital Trends Editors' Choice** — QUALITY "Turtle Beach is one of the companies leading gaming headgear out of the basement and into the real world… **XP510 is a veritable media-holic's dream…**"

**IGN** — VERSATILITY "The ability to natively work with a number of devices and deliver fantastic audio quality is exactly what you should expect… [and] precisely what Turtle Beach has delivered."

**Pulp · Video Games · Comics · Sci-Fi** — CONTROL "Turtle Beach's Ear Force Z Seven is **a PC gamer's dream headset**. The amount of fully customizable options, as well as quick on-the-fly audio adjustments from the wired touch controller, is outstanding."

**Bloomberg Businessweek** — REPUTATION **"10 million gamers …have fueled Turtle Beach's meteoric growth**…in 2010 Turtle Beach forged a partnership with Activision's Call of Duty franchise, the most popular game in the world…"

Digital Trends Editors' Choice
4.5 Out of 5 Stars
"The XP Seven is everything you'd expect from Turtle Beach's top offering."
"Movies, music and gaming all benefit from the XP Seven's potent mix of clarity and power."
-- Digital Trends

CRITIC'S ACCLAIM
9.2 out of 10
"AMAZING"
IGN

"The Ear Force XP Seven reigns supreme"
4.75 Out of 5 Stars
"The audio quality is about as good as it gets…"
"The XP Seven is one of the most attractive headsets I've seen. Looks good, sounds even better."
"The XP Seven easily earns its place as one of the most versatile gaming headsets on the market." --@Gamer

Turtle Beach | Parametric Sound Corporation
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Industry Leading Brand 16 ▪ 40% awareness among console gamers and 31% awareness among non - console gamers ▪ NOT ON PAGE 121 ▪ 3x increase in Facebook fan base every 12 months since September 2011 ▪ NOT ON PAGE 122 ▪ Positive brand rating among Xbox 360 and PlayStation 3 console gamers ▪ +7 points to 65% in 2013 ▪ 77% among 18 - 24 year - olds 53.2% 12.6% 11.5% 5.4% 5.2% 12.1% Turtle Beach Sony Microsoft Mad Catz PDP-Pelican Other 2012 U.S. Gaming Headset Dollar Market Share Strong Brand Awareness ▪ 9 of the top 10 best selling third - party gaming headsets in 2012 in U.S. dollar share ▪ The top five best - selling third - party gaming headsets in the U.S. since 2005 in U.S dollar share Market - Leading Products Source: The NPD Group, Inc., January 2013, July 2013 Turtle Beach Brand Awareness and Sentiment Study by The NPD Group, Inc

Installed Consumer Base 17 Source: 2013 Electronic Software Association study: Essential facts about the computer and video game industry, Turtle Beach, Segmentation and Feature Study by Bowen Research, March 2012 Turtle Beach Consumers ▪ Turtle Beach estimated installed base of more than 7 million users ▪ According to a study of Xbox 360 and PlayStation 3 gamers, owners of Turtle Beach headsets earn more and spend more relative to owners of non - Turtle Beach headsets: ▪ Purchase more video games ▪ Spend more on electronic entertainment ▪ More likely to have purchased a peripheral Large Audience of Gamers $1.7 billion spent on console accessories 51% of U.S. households own a gaming console Each of those households owns an average of two There are two gamers in each US game - playing household 165 million Americans played video games in 2012 In 2013 U.S. consumers spent $20.8 billion on gaming $370 million on gaming headsets

Broad Global Retail Distribution 18 Exceptional Retail Relationships 27,000 storefronts in 44 countries Asia Latin America U.S. Canada U.K. & Europe Bravo Award Innovation Award Platinum Vendor Point of Sale Displays (Kiosks) ▪ Special interactive displays at key retailers, including Best Buy and Walmart ▪ Benefits same store sales ▪ An interactive kiosk program has added additional appeal to both retailers and customers ▪ Turtle Beach currently has over 15,000 domestic and international kiosks TurtleBeach.com

Economical and Effective Supply Chain 19 Represents countries where Turtle Beach has retail distribution Turtle Beach available in 15,000 stores in North America and nearly 12,000 across Europe, Africa, the Middle East and Asia Contract manufacturing facilities located in China

Agenda 20 Parametric Sound Overview Ken Potashner

▪ Innovative -- sound creation along a directional ultrasonic beam fundamentally changes how sound is created and delivered to listeners ▪ Immersive -- emitter technology beams audio like a laser and immerses the listener in clear, distinct, robust 3D sound ▪ Controlled -- ability to control the placement of sound – key to targeted commercial and consumer applications including digital signage, kiosks, retail, home entertainment, video gaming, health care, mobile devices, tablets, computers and slot machines ▪ Disruptive – the potential to dramatically change sound reproduction and hearing loss markets 21 HyperSound®

# HyperSound® - Key Areas of Innovation

## Audio ♫

**Digital Signal Processing**

- Proprietary pre-processing of audio signal (EQ, compression, limiters)
- Proprietary post-processing of combined signal (Hilbert, recursion)
- ✓ Lower distortion
- ✓ Improved audio performance
- ✓ Improved frequency response
- ✓ Exceptional transient response

**Electronics**

- Invention and use of transductor
- Unique amplification circuitry
- ✓ Low voltage cables
- ✓ Lower power consumption

**Emitters**



- Invention to break size barrier for thin film
- Unique innovation in back-plate configuration
- ✓ Lower cost
- ✓ Improved audio output & performance
- ✓ Smaller size

Combination creates first truly usable ultrasound-based audio system…

… with innovation that is protected

- 26 patents issued
- 31 patents pending
- Additional filings in process

22

Agenda 23 Growth Strategy Juergen Stark

Significant Growth Opportunities for the Combined Company 24 ▪ Grow console gaming headset segment ▪ Grow PC gaming headset segment ▪ Develop and expand media headsets Develop HyperSound® products: ▪ Commercial applications ▪ Health care applications ▪ Consumer applications ▪ Licensing opportunities 1 2 3 4 5 6 7

# 1 Grow Console Gaming Headset Segment

**Existing Console Dynamics**

- Large and growing installed base of current-gen consoles
  - More than 130mm current-generation Xbox 360 and PS3 consoles sold worldwide with millions playing multiplayer games everyday
  - Microsoft and Sony are expected to continue to sell and support current generation consoles
- Opportunity to target new consumers and drive upgrades and replacements for existing consumers
  - Only 22% of US Xbox 360 and PS3 owners currently use a headset, more than half are still using their first headset
  - Turtle Beach plans to capture a significant portion of sales from gamers upgrading to their second, more advanced headset
- Plans to increase points of distribution and the number of interactive sales kiosks in international markets in order to grow ex-U.S. market share

**New Console Transition**

- Launch of the Xbox One and PS4 is anticipated to add millions of consoles to the installed base and generate demand in accessory sales
- Turtle Beach is currently one of only two companies with official licenses to produce headsets for the Xbox One
- Industry sources are anticipating significant growth in 2014 and beyond

**Projected Global Units Sold (millions)**



Xbox One
Xbox 360
PS4
PS3
30
25
20
15
10
5
0
(11% ) y/y growth
46% y/y growth
2012
2013E
2014E

Source: PCGA Pinnacle Report, PC Gaming Alliance, The NPD Group, Inc., Projected global units sold per IDG report

TURTLE BEACH PARAMETRIC SOUND CORPORATION

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# 2 Grow PC Gaming Headset Segment

**PC Market Dynamics**

- PC game markets in Korea, Japan, U.S., U.K. and Germany all showed growth in 2012, together these markets increased PC game revenue by 9% in 2012, to $8.4 billion
- In 2012 PC gaming generated $6.8 billion in revenue in China, the fastest growing PC market tracked in the study, a 9% increase over 2011
- Turtle Beach believes a strong PC gaming headset product offering is important for gaining market share in PC-dominated gaming markets, including China, Germany and the Nordic countries

**PC Gaming Growth Strategy**

- Turtle Beach plans to target key markets with a strong PC gaming headset product line-up
- Launched tournament-grade Z SEVEN and Z22 wired headsets in Q2-Q3 2012
- PC headsets have received positive reviews, including a category-leading 9.7 out of 10 score for the Z SEVEN from *Top Ten Reviews*
- The Z300 headset, which will launch in Q4 2013, adds a high-end wireless surround sound headset to the PC line-up

*"When it comes to getting the absolute most out of a game's sound design, the Ear Force Z Seven really is* ***a truly worthy purchase."***

-- Game Rant, September 2013

*"It's a headset full of features that's comfortable and packs a punch no matter what game, song or movie you're playing. It's* ***easily one of the most versatile, customizable headsets on the market."***

-- Game Zone, September 2013

*"I'm walking away from the Z Seven* ***extremely impressed****. Turtle Beach has once again delivered a product that produces at* ***the highest level for serious gamers****."*

-- Unwinnable, April 2013

Source: PCGA Pinnacle Report, PC Gaming Alliance

TURTLE BEACH PARAMETRIC SOUND CORPORATION

26

Develop and Expand Media Headsets 27 3 Mobile Home entertainment ▪ Cross - platform versatility ▪ Audio presets for music, movie and gaming ▪ Hidden microphones for chat and voice calls ▪ The majority of Turtle Beach wired headsets, and even some wireless headsets, include a standard 3.5 mm audio adaptor cord to make them compatible with mobile devices ▪ Turtle Beach wireless headsets use the latest Bluetooth technology so they can be used with mobile devices, including tablets smartphones, and Bluetooth stereos and TVs i60 Wi - Fi Desktop System US MSRP: $ 399 .95 i30 Bluetooth Headset US MSRP: $299 95 “…These cans have literally forever changed the way I listen to music . I feel like I’ve been cheated when it comes to music; like I have to r e - listen to every song I’ve ever heard to catch the audio that I didn’t hear until I experienced it with the i60. The headset is phenomenal .” i60 Headset Review, October 2013, 2d - x.com MFi certified by Apple® to work with iPod ®, iPad® and iPhone® devices Media headsets are a new category that spans music, movies and gaming Available in Apple Stores Worldwide The iSeries headsets will raise Turtle Beach’s brand awareness and broaden its consumer base

# 4 Develop HyperSound® Products

***Commercial Applications - Utilize HyperSound® Localized Audio to Create Specific Areas of High Fidelity Surround Sound***

## Retail / Kiosks

- There are over 700 kiosk design- build firms in the U.S.
- HyperSound® creates sound zones within the store for targeted advertising and without noise bleed into adjacent zones
- Currently in discussions with several manufacturers to integrate HyperSound® into kiosks
- Provides opportunity to cross and up-sell, coupon dispensing, and increase participation in promotions and loyalty programs

## Banking

- In 2012 there were 97,337 U.S. bank branches[2]
- Bank branches are used more than any other touch point (85%)[3]
- HyperSound® allows banks to transform their branches by enhancing their digital place-based media with customized audio
- Potential locations include the entry, foyer, teller and private client areas, drive-throughs and ATM locations

## Restaurants

- There are 980,000 restaurant locations in the U.S.[1]
- Restaurants are using comprehensive digital media systems to manage the customer experience and increase sales
- HyperSound® augments video displays by creating targeted audio zones within the stores
- QSR Pilot underway – audio will be offered to 400 S. California restaurants in 1st half of 2014

## Museums

- There are over 17,000 museums in the U.S.
- Direct sounds to precise regions within a museum
- Increases ROI by eliminating portable audio devices
- Preserves the peaceful environment of a gallery
- Allows for multiple audio zones in small spaces

## Other

- Casinos
- Theatres








Source: [1]NRA, [2]SNL Financial, [3]November 2012 study from the Federal Reserve Board

28

# 5 Develop HyperSound® Products

***Health Care Applications - Leverage the Significant Hearing Improvement from HyperSound® to Create Living Room Audio Add-on for Hearing Impaired***

## Market Overview

- The World Health Organization estimates that over 360 million people world-wide live with disabling hearing loss
- Approximately 48 million in the U.S. have some impairment according to a 2011 report in the Archives of Internal Medicine
- The global wholesale hearing aid market **is $4 billion** with **10-11 million units** sold annually
- Experiencing **2-4% annual unit growth** driven by demographic development
- Over **10%** of population in OECD countries suffer from hearing loss

## Underserved Market

- Average of 8 years between diagnosis until someone takes action
- Approximately **1 in 5 people** who need a hearing aid actually get one
- Vet administration contracting for record number of hearing aids
- ADA and other guidelines require hearing impaired equal access to businesses and government buildings
- Education represents a large target market

## Hearing Impaired Opportunities

- Our research suggests HyperSound® penetrates to inner ear providing greater DB gain than conventional speakers
- Preference testing indicates that HyperSound® clarity is preferred over conventional speakers by more than 70% of persons with hearing loss
- In May 2013 clinical study results were announced comparing HyperSound® with conventional speakers - - results confirmed improved clarity and comprehension among clinical subjects consistent with preference testing
- Hearing impaired and aging population are targets for a novel "out-of-the-ear" solution for a range of home entertainment products
- FDA clearance being sought for virtual hearing aid product
- Personal sound amplification product (PSAP) market also targeted

Source: William Demant hearing healthcare market report

TURTLE BEACH PARAMETRIC SOUND CORPORATION

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# 6 Develop HyperSound® Products

***Consumer Applications – Utilize the 3D Nature of HyperSound® to Create Full Surround Sound Experience With Two Emitters***







**Home Entertainment**

- Flat panel TV shipments are expected to grow to over 289 million in 2015
- Global 4K TV shipments are expected to grow to 780,000 in 2013 and 22 million units in 2017
- Soundbars represent the fastest growing segment in the global loudspeaker market and their popularity is helping drive the market
- Global market for all loudspeakers is projected to reach $6.1 billion by 2018

**Video and Computer Gaming**

- PlayStation / Xbox / Nintendo-type gaming
- 2.1 system for PCs
- The world video game market (equipment and software) estimated at $68 billion in 2012

**PC Audio**

- Over 310 million personal computers are in use in the U.S. and over 1.6 billion globally

TURTLE BEACH PARAMETRIC SOUND CORPORATION

Source: HS iSuppli Research, Futuresource Consulting, Global Industry Analysts, Inc., PricewaterhouseCoopers, Computer Industry Almanac

30

Develop HyperSound® Products Licensing Opportunities – Leverage Broad Applications of HyperSound® into External, Licensed Products 31 7 Source: International Data Corporations x Have flexibility to license the IP of HyperSound® for alternative applications x Will consider licenses that maximize long term economics with regard to building new channels, products, and platforms ▪ Recently filed a U.S. patent application on technology that enables transparent materials to implement HyperSound® x Areas for potential licensing consideration include: x Automotive x ATMs x Video display manufacturers x TV manufacturers x Computer manufacturers Licensing Opportunities Recent Developments Licensing Strategy Should be very short, simple. Make the core point that we have flexibility to commercialize products on our own or to license them. We will license in areas where it makes more long term economic sense to do that than building channels, products, etc. Some examples would be Automotive applications, Military applications (assuming this is allowed with LRAD), maybe we can think of some others. Get rid of the glass, smartphone , and tablet stuff! And I wouldn't expand out automotive numbers because it's just one example of a license area. There could be dozens of others.

Agenda 32 Financial Summary John Hanson

Financial Highlights 33 First Half 2013 Trends ▪ Investments made to continue to grow competencies in product management and engineering ▪ Shifted significant portion of marketing programs into first half of 2013 (versus earlier years) ahead of next generation con sol e launches ▪ Proactive inventory management programs were initiated in first half of 2013 to rationalize inventory levels ahead of next ge ner ation console launches Multi - Year Trends ▪ Doubled net revenues from 2010 to 2012 ▪ Seasonal business that has historically realized approximately 50% of annual net revenue and cash flow during the September t o December period (holiday season) ▪ Significant investment in infrastructure and staff from 2010 to 2012 to support current and long term growth ▪ Console refresh in November 2013 is expected to reverse the declining sales trend between 2012 and 2013 that were driven by consumer anticipation of the new models ▪ Launch of new Xbox One and PS4 consoles expected to lead to increased console unit shipments in Q4 2013, 2014 and beyond ▪ Microsoft’s delay of the Xbox One hardware and software until early 2014 is expected to result in a deferral of Turtle Beach’ s Xbox One headset - related revenues and profits for Q4, but substantially all of which are expected to be realized in early 2014 ▪ Turtle Beach is one of only two companies currently officially licensed to develop Xbox One compatible gaming headsets

Overview of Turtle Beach Financials 34 $92 $166 $207 $209 2010A 2011A 2012A LTM 6/30/13 Turtle Beach Net Revenue ($ millions) Turtle Beach EBITDA ($ millions) $19 $39 $48 $35 2010A 2011A 2012A LTM 6/30/13 EBITDA as % of net revenue 20% 23% 23% 17% - 19% $[190 - $215] $[32 - $40] 2013 Outlook ▪ Delay of the Xbox One hardware and software is expected to result in a reduction of Turtle Beach’s Xbox One headset - related revenues and profits previously anticipated for the fourth quarter of 2013, substantially all of which Turtle Beach believes will be realized in early 2014 ▪ Level of the impact depends on several factors, including the projected launch date for the requisite hardware and software from Microsoft which is still being assessed 18% PAGE 131 “Outlook for Revenue and EBITDA” Turtle Beach Net Income ($ millions) $10 $22 $26 $17 2010A 2011A 2012A LTM 6/30/13

Select Turtle Beach Historical Cash Flow Items 35 Select Cash Flow Statement Items ($K) FY2010 FY2011 FY2012 6 months ending 6/30/2013 Net Cash from Operations $1,106 $2,401 $5,000 $22,271 Change in Net Working Capital $(22,506) $(26,552) $(20,317) $40,492 Capital Expenditures $(822) $(1,634) $(5,945) $(2,862) Note: Change in net working capital includes change in accounts receivable, inventories, accounts payable, accrued liabilitie s a nd prepaid expenses and other current assets

Pro Forma Financials 36 Select Income Statement Items ($K) Unaudited Pro forma Unaudited Combined Pro Forma Period 9 mo ended 6/30/2013 9 mo ended 6/30/2013 FYE 9/30/2012 Net Revenue $476 $165,075 $234 $207,370 Gross Profit $232 $55,052 $114 $73,306 Operating Income (Loss) $(5,100) $15,680 $(4,474) $37,608 Other Expense, net $1 $(2,903) $12 $(2,910) Provision for Income Taxes -- $6,000 -- $13,522 Net Income (Loss) $(5,099) $6,777 $(4,462) $21,176

Pro Forma Capitalization 37 Select Balance Sheet Items ($K) Unaudited Combined Pro F orma as of June 30, 2013 Cash & Cash Equivalents $3,283 $11,302 Revolver -- 18,000 Term Loan -- 39,750 Due to Shareholders -- 6,250 Series B Redeemable Preferred Stock -- 13,197 Capitalized Leases 141 141 Total Debt $141 $77,338 Shareholder Equity 4,821 69,023 Total Capitalization $4,962 $146,361 Note: Revolver draw changes with seasonality of business and pays down annually

# Our Goal



~$200 million
in net revenue
$1 billion
in net revenue
Today
5 Year Goal

**Key drivers**

## Near Term

- ✓ Gaming headsets
  - Post-console transition pick up
  - Xbox One license
  - International penetration
  - Increase PC market share
- ✓ Media headsets
  - Favorable early reviews
  - Broaden category of users across devices
- ✓ HyperSound®
  - Ramp up commercial business (retail displays, kiosks, restaurants, etc.)
  - Develop & commercialize consumer & health care products

## Long Term

- ✓ Media headset category
  - Gaming
  - Movies and music
  - At home and mobile
  - Domestic and international
- ✓ HyperSound®
  - Consumer, commercial and health care applications
  - New, disruptive applications
- ✓ Develop and / or acquire additional complementary audio technologies / products

| Audio Technology | Innovation | Quality Products |
|---|---|---|

TURTLE BEACH PARAMETRIC SOUND CORPORATION

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Our Core Principles and Creating Long - Term Shareholder Value 39 x Developing innovative and technology in ways that benefit consumers is the key to long term success x Doing products “right” that are high quality, user friendly and well packaged with attention to detail x Bringing passion that helped us become the market leader in gaming headsets to the broader media headset category and HyperSound® applications x Deliver innovative, differentiated products x Win with consumers x Generate healthy gross margins x Reward lead, talented team who deliver innovative, differentiated products Creating Long - Term Shareholder Value Core Principles

Agenda 40 Appendix

Turtle Beach EBITDA – Reconciliation of Non - GAAP Financial Measure 41 ($K) FY2010 FY2011 FY2012 6 months ended 6/30/2012 6 months ended 6/30/2013 EBITDA $18,527 $38,968 $47,812 $8,252 $(4,215) Interest Expense, net (581) (2,932) (4,738) (1,303) (2,563) (Provision), Benefit for Income Taxes (7,584) (13,782) (14,008) (2,272) 3,487 Depreciation and Amortization (240) (700) (2,606) (576) (2,351) Total Income (Loss) $10,122 $21,554 $26,460 $4,101 $(5,642) Note: Refer to Financial Highlights on page 33 for overview of drivers of financial performance